UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) September 8, 2008

Commission	Registrant; State of Incorporation;	IRS Employer
File Number	Address; and Telephone Number	Identification No.

1-9513	CMS ENERGY CORPORATION	38-2726431
(A Michigan Corporation)
One Energy Plaza
Jackson, Michigan 49201
(517) 788-0550

1-5611	CONSUMERS ENERGY COMPANY	38-0442310
(A Michigan Corporation)
One Energy Plaza
Jackson, Michigan 49201
(517) 788-0550
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-1.1
EX-4.1
EX-5.1
EX-99.1

Item 8.01 Other Events.
On September 12, 2008, Consumers Energy Company (“Consumers”) issued and sold $350,000,000 principal amount of its 6.125 percent First Mortgage Bonds due 2019, pursuant to an effective shelf Registration Statement on Form S-3 (No 333-153353-03) and a Prospectus Supplement dated September 8, 2008 to a Prospectus dated September 5, 2008. Consumers expects to use the proceeds for general corporate purposes.
This Form 8-K is being filed to file certain documents in connection with that offering as exhibits to the Consumers Registration Statement.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
1.1	Underwriting Agreement dated September 8, 2008 among Consumers Energy Company and Citigroup Global Markets Inc., J.P. Morgan Securities Inc., UBS Securities LLC, Wachovia Capital Markets, LLC, Banc of America Securities LLC, Credit Suisse Securities (USA) LLC, SunTrust Robinson Humphrey, Inc., Daiwa Securities America Inc, Fifth Third Securities, Inc., and The Huntington Investment Company as underwriters.

4.1	One Hundred Tenth Supplemental Indenture dated as of September 12, 2008 between Consumers and The Bank of New York Mellon.

4.2	Form of 6.125% First Mortgage Bonds due 2019 (included in Exhibit 4.1).

5.1	Opinion of Shelley J. Ruckman, Esq., Assistant General Counsel of Consumers, dated September 12, 2008, regarding the legality of the First Mortgage Bonds issued by Consumers.

23.1	Consent of Shelley J. Ruckman, Esq. (included in Exhibit 5.1).

99.1	Information relating to Item 14 of the Registration Statement on Form S-3 (No. 333-153353-03).
This Form 8-K contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” each found in the MANAGEMENT’S DISCUSSION AND ANALYSIS sections of CMS Energy’s Form 10-K and Consumers Energy’s Form 10-K each for the Year Ended December 31, 2007 and as updated in CMS Energy’s and Consumers Energy’s Forms 10-Q for the Quarters Ended March 31, 2008 and June 30, 2008. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated: September 12, 2008	CMS ENERGY CORPORATION
	By:	/s/ Thomas J. Webb
Thomas J. Webb
Executive Vice President and Chief Financial Officer

Dated: September 12, 2008	CONSUMERS ENERGY COMPANY
	By:	/s/ Thomas J. Webb
Thomas J. Webb
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Document

1.1	Underwriting Agreement dated September 8, 2008 among Consumers Energy Company and Citigroup Global Markets Inc., J.P. Morgan Securities Inc., UBS Securities LLC, Wachovia Capital Markets, LLC, Banc of America Securities LLC, Credit Suisse Securities (USA) LLC, SunTrust Robinson Humphrey, Inc., Daiwa Securities America Inc, Fifth Third Securities, Inc., and The Huntington Investment Company as underwriters.

4.1	One Hundred Tenth Supplemental Indenture dated as of September 12, 2008 between Consumers and The Bank of New York Mellon.

4.2	Form of 6.125% First Mortgage Bonds due 2019 (included in Exhibit 4.1).

5.1	Opinion of Shelley J. Ruckman, Esq., Assistant General Counsel of Consumers, dated September 12, 2008, regarding the legality of the First Mortgage Bonds issued by Consumers.

23.1	Consent of Shelley J. Ruckman, Esq. (included in Exhibit 5.1).

99.1	Information relating to Item 14 of the Registration Statement on Form S-3 (No. 333-153353-03).